UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 20, 2002

                             ---------------------

                          OAK RIDGE CAPITAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                    MINNESOTA
                 (State or other jurisdiction of incorporation)

             0-27552                                  85-0316176
     (Commission File Number)             (IRS Employer Identification No.)


    701 XENIA AVENUE SOUTH, SUITE 130
         GOLDEN VALLEY, MINNESOTA                       55416
(Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (763) 923-2266

                                       N/A
          (Former name or former address, if changed since last report)

    -----------------------------------------------------------------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

STOCK SALE OF WHOLLY-OWNED HOME BUILDING SUBSIDIARY, CHARTER BUILDING AND DEVELOPMENT CORPORATION, INC.

Oak Ridge Capital Group, Inc. (the "Registrant") entered into a Stock Purchase Agreement, dated December 20, 2002 ( the "Stock Purchase Agreement") with C B & D Corporation, a newly formed New Mexico corporation ( the "Buyer") pursuant to which Buyer agreed to purchase the Registrant's New Mexico home construction subsidiary, Charter Building and Development Corp. ("Charter"). The owners of the newly formed corporation include certain current employees, stockholders and former officers of the Registrant. The sale was closed on December 20, 2002, (the "Closing Date"), with an agreed effective date of November 30, 2002.

Under the terms of the Agreement, the selling price was $3,129,265 consisting of the following:

      Cash funded by private investor group                $   800,000
      Cash funded by Charter, including
        additional draws on construction lines of credit 1,200,000 Promissory note collateralized by Charter's
        common stock                                         1,129,265
                                                           -----------
                                                           $ 3,129,265
                                                           ===========

Subsequent to the Closing date, Registrant and Buyer entered into an Amendment to the original Stock Purchase Agreement, (the "Amended Agreement"), which among other things, adjusted the selling price by $317,231 to reflect Charters' fifty-percent (50%) interest in a land development joint venture, "Success Ventures, Inc." (the "Joint Venture Interest") as of November 30, 2002. The $317,231 was paid to Registrant, $250,000 in cash with the balance of $67,231 added to the note amount in the original Stock Purchase Agreement. The revised note balance after this Amendment is $1,196,496.

The Company continues to be a guarantor of the former subsidiary's construction and development lines of credit; such guarantees will terminate upon renewal of each line by the respective financial institution. Management believes that no significant gain or loss will result from the sale. Revenues from the subsidiary were $18,344,000 in 2002, $11,546,000 in 2001 and $18,431,000 in 2000.

A current stockholder and former officer was responsible for brokering the deal between the company and private investor group and received a $128,929 fee upon completion of the sale.

See F-1 and F-2 for Pro Forma financial information.

Copies of both Agreements are filed as exhibits to this Form 8-K.

TERMINATION OF COMMERCIAL CONSTRUCTION SEGMENT

In October 2002, management decided to terminate the operations of the commercial construction segment due to its continuing operating losses. Management expects the termination of operations to be completed during the second quarter of fiscal 2003; but does not anticipate any significant losses associated with this termination.

This wholly-owned subsidiary of Registrant is currently the general contractor for a $3.5 million medical center renovation project in southern New Mexico. The project is behind schedule and the contract provides for financial penalties if the project is not completed on time. The project delays have been for various reasons, some that were under the subsidiary's control, some that were not. The project is currently scheduled for completion in February 2003. If additional delays should occur the owner of the project has the right to seek damages for the delay. As of this filing, the project is expected to be completed by the deadline. The Registrant's subsidiary has the right to "put down" to respective sub-contractors any costs which the subsidiary may incur as a result of inadequate or non-timely performance by the sub-contractor. The subsidiary, if penalized will use that remedy to contain project costs. The Registrant currently expects the project to show a minimal profit or loss once completed.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

           NOT APPLICABLE.

b)   PROFORMA FINANCIAL INFORMATION.

     The following unaudited pro forma condensed financial statements are filed with this report

          Pro Forma Condensed Consolidated Balance Sheet
          at September 30, 2002                                 PAGE F-1

          Pro Forma Condensed Consolidated Statement of
          Operations for the Year Ended September 30, 2002      PAGE F-2

     The Pro Forma Condensed Consolidated Balance Sheet of Registrant at September 30, 2002 reflects the financial position of Registrant after giving effect to the sale of Charter and termination of the commercial construction segment as discussed in Item 5 and assumes these events occurred on September 30, 2002.

     The Pro Forma Condensed Consolidated Statement of Operations for the fiscal year ended September 30, 2002 assume that the sale of Charter and termination of the commercial construction segment occurred on October 1, 2001.

     The unaudited pro forma condensed consolidated financial statements have been prepared by the Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Registrant, or of the financial position or results of operations of Registrant that would have actually occurred had the events occurred as of the date or for the periods presented. In addition, it should be noted that Registrant's financial statements will reflect the operating results of Charter through November 30, 2002, the effective date of sale.

     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Registrant included in its September 30, 2002 Form 10-K.

c)   EXHIBITS -

     2.1 Stock Purchase Agreement, dated December 20, 2002, by and among Oak Ridge Capital Group, Inc. (Registrant) and CB & D Corporation (the " Buyer")

     2.2 Amendment to Stock Purchase Agreement, dated December 21, 2002 by and among Oak Ridge Capital Group, Inc. (Registrant) and CB & D Corp. (the Buyer)



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  OAK RIDGE CAPITAL GROUP, INC.
                                                  (Registrant)


Date: February 12, 2003                           By: /s/ Marc H. Kozberg
                                                      --------------------------
                                                  Name: Marc H. Kozberg
                                                  Title: Chief Executive Officer

                         PRO FORMA FINANCIAL INFORMATION
                 OAK RIDGE CAPITAL GROUP, INC. AND SUBSIDIARIES

       PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET AT SEPTEMBER 30, 2002
                                   (UNAUDITED)

                                                                        PRO FORMA ADJUSTMENTS
                                                                    ------------------------------
                                                                     SALE OF              OTHER
                                                   HISTORICAL       STOCK OF            ADJUSTING         PROFORMA
                                                  -----------       CHARTER(a)           ENTRIES        -----------
                                                                    ----------         -----------
                                                                       (DOLLARS IN THOUSANDS)
ASSETS
-------------

   CASH AND CASH EQUIVALENTS                      $     1,873      ($      573)        $     2,250(b)   $     3,550
   RESTRICTED CASH                                        341      ($      341)                                  --
   AVAILABLE FOR SALE SECURITIES                          451                                                   451
   SECURITIES OWNED                                       206                                                   206
   ACCOUNTS/ RECEIVABLE, NET                            2,099      ($      702)                               1,397
   NOTES RECEIVABLE ON DISPOSAL OF SUBSIDIARY                                                1,196(c)         1,196
   COSTS AND ESTIMATED EARNINGS IN EXCESS
   OF BILLINGS ON UNCOMPLETED CONTRACTS                    38                                                    38
   INVENTORIES                                          5,848      ($    3,472)                               2,376
   PROPERTY & EQUIPMENT - AT COST, NET                    535      ($      174)                                 361
   INVESTMENTS - EQUITY METHOD                            728                                 (378)(d)          350
   GOODWILL                                             1,352                                 (170)(e)        1,182
   OTHER ASSETS                                           778      ($       31)                                 747
                                                  -----------       ----------         -----------      ----------

               TOTAL ASSETS                       $    14,249      ($    5,293)        $     2,898      $    11,854
                                                  -----------       ----------         -----------      ----------

LIABILITIES
-------------
   NOTES PAYABLE                                  $     2,736                                           $     2,736
   CONSTRUCTION ADVANCES AND NOTES PAYABLE,
   COLLATERALIZED BY INVENTORIES                        1,645      ($    1,094)                                 551
   ACCOUNTS PAYABLE AND ACCRUED LIABILITES              3,080      ($      705)                (63)(f)        2,312
   BILLINGS IN EXCESS OF COST AND ESTIMATED
       EARNINGS ON UNCOMPLETED CONTRACTS                  204                                                   204
   ESCROW FUNDS HELD FOR OTHERS                           341      ($      341)                                  --
                                                  -----------       ----------         -----------      -----------

               TOTAL LIABILITIES                  $     8,006      ($    2,140)       ($        63)     $     5,803

      STOCKHOLDERS' EQUITY                        $     6,243      ($    3,153)        $     2,961      $     6,051
                                                  -----------       ----------         -----------      -----------
         TOTAL LIABILITIES AND STOCKHOLDERS'
             EQUITY                                   $14,249      ($    5,293)        $     2,898      $    11,854
                                                  -----------       ----------         -----------      ----------

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF
                              SEPTEMBER 30, 2002.
================================================================================

(a) TO ELIMINATE THE ASSETS AND LIABILITIES INCLUDED IN THE BALANCE SHEET OF THE REGISTRANT'S HOMEBUILDING SUBSIDIARY (CHARTER) AS OF SEPTEMBER 30, 2002.

(b) REFLECTS CASH PORTION OF SUBSIDIARY "STOCK SALE" ($2,000) AND SALE OF 50% INTEREST IN LAND DEVELOPMENT JOINT VENTURE ($250).

(c) REFLECTS NOTE RECEIVABLE PORTION OF SUBSIDIARY "STOCK SALE" ($1,129) AND SALE OF 50% INTEREST IN LAND DEVELOPMENT JOINT VENTURE ($67).

(d) REFLECTS THE CARRYING VALUE OF THE INVESTMENT IN LAND DEVELOPMENT JOINT VENTURE SOLD.

(e) REFLECTS THE GOODWILL RELATED TO THE SUBSIDIARY SOLD.

(f) REFLECTS THE REMOVAL OF DEFERRED GAINS ON LAND SALES TO CHARTER AND ACCRUAL OF LEASE AND EMPLOYEE TERMINATION COSTS RELATED TO THE SHUTDOWN OF COMMERCIAL CONSTRUCTION SUBSIDIARY.


                                    PAGE F-1

                         PROFORMA FINANCIAL INFORMATION
                 OAK RIDGE CAPITAL GROUP, INC. AND SUBSIDIARIES

             PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2002
                                   (UNAUDITED)

                                                                                  PRO FORMA ADJUSTMENTS
                                                                    -----------------------------------------------
                                                                     SALE OF            CONSTRUCTION      OTHER
                                                   HISTORICAL       STOCK OF             OPERATIONS     ADJUSTMENTS       PROFORMA
                                                  -----------       CHARTER(a)           TERMINATED(b)                  -----------

                                                                                  (DOLLARS IN THOUSANDS)
REVENUES
    REAL ESTATE BROKERAGE COMMISSIONS AND FEES    $     1,987                                                           $     1,987
    SECURITIES BROKERAGE COMMISSIONS AND FEES           4,461                                                                 4,461
    CONSTRUCTION SALES                                 22,570          (18,090)             (4,480)                              --
    SALES OF DEVELOPED LOTS                             2,312              (39)                                 813(c)        3,086
    EQUITY IN NET EARNINGS OF INVESTEES                   344                                                  (230)(d)         114
    INTEREST AND OTHER, NET                               920             (215)                (49)                             656
                                                  -----------      -----------         -----------      -----------     -----------
                     TOTAL REVENUES               $    32,594          (18,344)        ($    4,529)     $       583     $    10,304

 COSTS AND EXPENSES
    COST OF REAL ESTATE BROKERAGE REVENUE         $     1,201                                                           $     1,201
    COST OF SECURITIES BROKERAGE REVENUE                4,392                                                                 4,392
    COST OF CONSTRUCTION SALES                         20,551          (16,060)             (4,491)                              --
    COST OF DEVELOPED LOTS SOLD                         1,727              (33)                                 569(c)        2,263
    SELLING, GENERAL, ADMINISTRATIVE AND OTHER          5,805           (1,078)               (823)                           3,904
    DEPRECIATION AND AMORTIZATION                         386              (69)                (33)                             284
    IMPAIRMENT OF GOODWILL                                266                                                   (66)(e)         200
    INTEREST                                              363              (10)                 (9)                             344
                                                  -----------      -----------         -----------      -----------     -----------
         TOTAL COSTS AND EXPENSES                 $    34,691      ($   17,250)        ($    5,356)     $       503     $    12,588
                                                  -----------      -----------         -----------      -----------     -----------

 LOSS FROM OPERATIONS BEFORE INCOME TAXES         ($    2,097)     ($    1,094)        $       827      $        80     ($    2,284)
                                                  -----------      -----------         -----------      -----------     -----------
       INCOME TAX BENEFIT                         ($       59)                                                          ($       59)

         NET LOSS FROM CONTINUING OPERATIONS      ($    2,038)     ($    1,094)        $       827      $        80     ($    2,225)
                                                  -----------      -----------         -----------      -----------     -----------

   PREFERRED STOCK DIVIDEND REQUIREMENT
   (REDEMPTION BENEFIT) - NET                     ($      154)                                                          ($      154)
                                                  -----------      -----------         -----------      -----------     -----------

    NET LOSS FROM CONTINUING OPERATIONS
    APPLICABLE TO COMMON SHARES                   ($    1,884)     ($    1,094)        $       827      $        80     ($    2,071)
                                                  -----------      -----------         -----------      -----------     -----------

   BASIC AND DILUTED LOSS PER COMMON SHARE        ($     0.41)                                                          ($     0.45)
                                                  -----------                                                           -----------

    WEIGHTED AVERAGE COMMON SHARES
         OUTSTANDING                                4,642,356                                                             4,642,356
                                                  -----------                                                           -----------

        NOTES TO PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2002.


(a) TO ELIMINATE THE PROFIT AND LOSS OF THE REGISTRANT'S HOMEBUILDING SUBSIDIARY (CHARTER).

(b) TO ELIMINATE THE PROFIT AND LOSS OF THE REGISTRANT'S COMMERCIAL CONSTRUCTION SUBSIDIARY (REALCO CONSTRUCTION).

(c) TO RECOGNIZE THE DEFERRED GAIN AND RELATED COSTS ON LOT SALES OCCURRING BETWEEN THE REGISTRANTS LAND DEVELOPMENT SEGMENT AND ITS HOMEBUILDING SUBSIDIARY WHICH HAD BEEN DEFERRED UNTIL THE HOMEBUILDING SUBSIDIARY ULTIMATELY SOLD THE HOME.

(d) TO ELIMINATE THE PROFIT OF THE REGISTRANTS 50% INTEREST IN THE LAND DEVELOPMENT JOINT VENTURE.

(e) TO ELIMINATE THE GOODWILL IMPAIRMENT RECOGNIZED BY REGISTRANT RELATING TO THE WHOLLY-OWNED COMMERCIAL CONSTRUCTION SUBSIDIARY.


                                    PAGE F-2